Form N-CSR Item 12(b) Exhibit
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Massachusetts Municipal Income Trust (the “Trust”), that:
(a)	the Annual Report of the Trust on Form N-CSR for the period ended November 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust for such period.
A signed original of this written statement required by section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.
Eaton Vance Massachusetts Municipal Income Trust
Date: January 15, 2010

/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: January 15, 2010

/s/ Robert B. MacIntosh
Robert B. MacIntosh
President